EXHIBIT 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Life Companies
Condensed Income Statements	13
Life Companies Consolidated Balance Sheets	14
Future Policy Benefits and Account Balances	15
Investments
Net Investment Income	16
Net Realized Investment Gains (Losses)	17
Unrealized Losses	18
Credit Quality of Fixed Maturities	19
Property and Casualty Statutory Ratios	20-21
Historical Financial Highlights	22-23
Other Information	24
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2006	2005	% Change	2006	2005	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$53.7	$57.4	(6.4)	$102.7	$96.6	6.3
Commercial Lines	30.2	31.0	(2.6)	69.2	51.5	34.4
Other	2.3	1.7	35.3	6.0	3.8	57.9

Total Property and Casualty	86.2	90.1	(4.3)	177.9	151.9	17.1

Life Companies	(1.0)	(7.5)	(86.7)	(2.9)	(16.8)	(82.7)
Interest expense on corporate debt	(9.9)	(9.9)	—	(19.9)	(19.9)	—

Total segment income	75.3	72.7	3.6	155.1	115.2	34.6

Federal income tax expense on P&C segment income	(30.3)	(26.8)	13.1	(59.2)	(44.2)	33.9
Federal income tax benefit on other segment income	6.7	7.3	(8.2)	12.0	14.9	(19.5)

Total federal income tax expense on segment income	(23.6)	(19.5)	21.0	(47.2)	(29.3)	61.1

Total segment income after taxes	$51.7	$53.2	(2.8)	$107.9	$85.9	25.6

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME

Total segment income after taxes	$51.7	$53.2	(2.8)	$107.9	$85.9	25.6
Change in prior years tax reserves	—	2.3	N/M	—	2.3	N/M
Net realized investment gains, net of amortization	3.6	3.6	—	9.4	14.9	(36.9)
Gains (losses) on derivative instruments	0.1	(0.3)	N/M	0.1	(0.5)	N/M
Restructuring costs	(0.6)	(0.2)	N/M	(0.9)	(0.9)	—
Federal income tax expense on non-segment income	(1.1)	(1.5)	(26.7)	(2.8)	(4.2)	(33.3)

Income from continuing operations, net of taxes	53.7	57.1	(6.0)	113.7	97.5	16.6
Income from discontinued variable life insurance and annuity business, net of taxes	—	14.9	N/M	—	21.0	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(2.8)	—	N/M	(22.9)	—	N/M

Income before cumulative effect of accounting change	50.9	72.0	(29.3)	90.8	118.5	(23.4)
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.6	—	N/M

Net income	$50.9	$72.0	(29.3)	$91.4	$118.5	(22.9)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended June 30			Six Months ended June 30
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.46	$1.35	8.1	$2.95	$2.14	37.9
Federal income tax expense on segment income	(0.46)	(0.36)	27.8	(0.90)	(0.54)	66.7

Total segment income after taxes	1.00	0.99	1.0	2.05	1.60	28.1
Change in prior years tax reserves	—	0.04	N/M	—	0.04	N/M
Net realized investment gains, net of amortization	0.07	0.07	—	0.18	0.28	(35.7)
Losses on derivative instruments	—	(0.01)	N/M	—	(0.01)	N/M
Restructuring costs	(0.01)	—	N/M	(0.02)	(0.02)	—
Federal income tax expense on non-segment income	(0.02)	(0.03)	(33.3)	(0.05)	(0.08)	(37.5)

Income from continuing operations, net of taxes	1.04	1.06	(1.9)	2.16	1.81	19.3

Income from discontinued variable life insurance and annuity business, net of taxes	—	0.28	N/M	—	0.39	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(0.05)	—	N/M	(0.43)	—	N/M

Income before cumulative effect of accounting change	0.99	1.34	(26.1)	1.73	2.20	(21.4)

Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.01	—	N/M

Net income	$0.99	$1.34	(26.1)	$1.74	$2.20	(20.9)

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	June 30 2006	December 31 2005	% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,730.2	$1,709.8	1.2
First Allmerica Financial Life Insurance Company (consolidated)	333.3	367.0	(9.2)
THG Holding Company debt (1)	(499.5)	(499.5)	—
THG Holding Company and other	206.0	374.0	(44.9)

Total shareholders’ equity	$1,770.0	$1,951.3	(9.3)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,300.5	$1,204.6	8.0
First Allmerica Financial Life Insurance Company	$205.3	$195.2	5.2

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.7:1	1.8:1	N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	504%	410%	94.0

Book value per share
The Hanover Insurance Company (consolidated)	$33.99	$31.81	6.9
First Allmerica Financial Life Insurance Company (consolidated)	6.55	6.82	(4.0)
THG Holding Company debt (1)	(9.81)	(9.47)	3.6
THG Holding Company and other	4.04	7.14	(43.4)

Total book value per share	$34.77	$36.30	(4.2)

THG book value per share, excluding accumulated other comprehensive income	$38.46	$37.33	3.0

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$36.14	$32.00	12.9

Shares outstanding (2)	50.9	53.7

Stock price	$47.46	$41.77	13.6
Price/book value per share	1.4 x	1.2 x	0.2 x
Debt/equity	28.7%	26.1%	2.6 pts
Debt/total capital	22.3%	20.7%	1.6 pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.
(3)	Excludes corporate assets related to THG Holding Company.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions, except per share data)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$554.8	$555.3	(0.1)	$1,114.2	$1,124.6	(0.9)
Fees and other income	16.9	18.4	(8.2)	36.2	38.6	(6.2)
Net investment income	79.2	78.3	1.1	159.5	158.6	0.6
Net realized investment gains	2.9	4.2	(31.0)	8.5	16.2	(47.5)

Total revenues	653.8	656.2	(0.4)	1,318.4	1,338.0	(1.5)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	355.5	365.3	(2.7)	715.3	774.0	(7.6)
Policy acquisition expenses	117.5	115.1	2.1	231.1	231.4	(0.1)
(Gains) losses on derivative instruments	(0.4)	(0.2)	100.0	0.2	0.2	N/M
Restructuring costs	0.6	0.2	N/M	0.9	0.9	N/M
Other operating expenses	102.2	100.0	2.2	207.2	202.8	2.2

Total benefits, losses and expenses	575.4	580.4	(0.9)	1,154.7	1,209.3	(4.5)

Income from continuing operations before federal income taxes	78.4	75.8	3.4	163.7	128.7	27.2
Federal income tax expense	24.7	18.7	32.1	50.0	31.2	60.3

Income from continuing operations	53.7	57.1	(6.0)	113.7	97.5	16.6

Income from discontinued variable life insurance and annuity business, net of taxes	—	14.9	N/M	—	21.0	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(2.8)	—	N/M	(22.9)	—	N/M

Income before cumulative effect of change in accounting principle	50.9	72.0	(29.3)	90.8	118.5	(23.4)

Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.6	—	N/M

Net income	$50.9	$72.0	(29.3)	$91.4	$118.5	(22.9)

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$1.04	$1.06	(1.9)	$2.16	$1.81	19.3

Income from discontinued variable life insurance and annuity business, net of taxes	—	0.28	N/M	—	0.39	N/M
Loss on disposal of variable life insurance and annuity business, net of taxes	(0.05)	—	N/M	(0.43)	—	N/M

Income before cumulative effect of change in accounting principle	0.99	1.34	(26.1)	1.73	2.20	(21.4)
Cumulative effect of change in accounting principle, net of taxes	—	—	N/M	0.01	—	N/M

Net income (1)	$0.99	$1.34	(26.1)	$1.74	$2.20	(20.9)

Weighted average shares outstanding	51.6	53.9		52.6	53.8

(1)	Basic income per share was $1.00 and $1.35 for the quarters ended June 30, 2006 and 2005, respectively and $1.76 and $2.22 for the six months ended June 30, 2006 and 2005, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,468.5 and $5,685.9)	$5,335.8	$5,708.2	(6.5)
Equity securities, at fair value (cost of $12.1 and $13.0)	17.5	18.0	(2.8)
Mortgage loans	74.9	99.6	(24.8)
Policy loans	133.9	139.9	(4.3)
Other long-term investments	39.3	42.6	(7.7)

Total investments	5,601.4	6,008.3	(6.8)

Cash and cash equivalents	393.4	701.5	(43.9)
Accrued investment income	72.2	76.5	(5.6)
Premiums, accounts and notes receivable, net	580.4	493.2	17.7
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,378.4	1,617.3	(14.8)
Deferred policy acquistion costs	227.7	209.0	8.9
Deferred federal income taxes	443.6	465.3	(4.7)
Goodwill	128.2	128.2	—
Other assets	335.4	362.8	(7.6)
Separate account assets	528.4	571.9	(7.6)

Total assets	$9,689.1	$10,634.0	(8.9)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,308.7	$1,336.1	(2.1)
Outstanding claims, losses and loss adjustment expenses	3,266.8	3,551.6	(8.0)
Unearned premiums	1,097.0	1,011.3	8.5
Contractholder deposit funds and other policy liabilities	188.5	254.7	(26.0)

Total policy liabilities and accruals	5,861.0	6,153.7	(4.8)

Expenses and taxes payable	926.3	1,062.0	(12.8)
Reinsurance premiums payable	57.2	92.0	(37.8)
Trust instruments supported by funding obligations	37.4	294.3	(87.3)
Long-term debt	508.8	508.8	—
Separate account liabilities	528.4	571.9	(7.6)

Total liabilities	7,919.1	8,682.7	(8.8)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,804.5	1,785.1	1.1
Accumulated other comprehensive loss	(188.0)	(59.5)	N/M
Retained earnings	652.7	589.8	10.7
Treasury stock at cost (9.6 and 6.8 million shares)	(499.8)	(364.7)	37.0

Total shareholders’ equity	1,770.0	1,951.3	(9.3)

Total liabilities and shareholders’ equity	$9,689.1	$10,634.0	(8.9)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Net premiums written	$598.4	$557.5	7.3	$1,172.4	$1,105.9	6.0
Change in unearned premiums, net of prepaid reinsurance premiums	(49.0)	(7.7)	N/M	(82.1)	(5.9)	N/M

Net premiums earned	549.4	549.8	(0.1)	1,090.3	1,100.0	(0.9)
Net investment income	56.0	51.4	8.9	112.5	102.2	10.1
Other income	13.1	12.2	7.4	27.8	25.1	10.8

Total segment revenue	618.5	613.4	0.8	1,230.6	1,227.3	0.3

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	336.6	343.7	(2.1)	664.4	715.2	(7.1)
Policy acquisition expenses	117.2	113.5	3.3	230.6	227.6	1.3
Other operating expenses	78.5	66.1	18.8	157.7	132.6	18.9

Total losses and operating expenses	532.3	523.3	1.7	1,052.7	1,075.4	(2.1)

Segment income before federal income taxes	$86.2	$90.1	(4.3)	$177.9	$151.9	17.1

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	June 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,923.8 and $3,810.7)	$3,831.4	$3,822.1	0.2
Equity securities, at fair value (cost of $4.0 and $2.0)	6.5	6.0	8.3
Mortgage loans	28.4	45.0	(36.9)
Other long-term investments	0.3	0.3	—

Total investments	3,866.6	3,873.4	(0.2)

Cash and cash equivalents	160.6	322.9	(50.3)
Accrued investment income	48.3	48.1	0.4
Premiums, accounts, and notes receivable, net	578.4	489.2	18.2
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,012.1	1,226.3	(17.5)
Deferred policy acquistion costs	221.9	201.9	9.9
Deferred federal income tax asset	252.0	246.5	2.2
Goodwill	121.4	121.4	—
Other assets	189.1	181.5	4.2

Total assets	$6,450.4	$6,711.2	(3.9)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,184.2	$3,458.7	(7.9)
Unearned premiums	1,095.4	1,009.7	8.5
Contractholder deposit funds and other policy liabilities	2.1	3.0	(30.0)

Total policy liabilities and accruals	4,281.7	4,471.4	(4.2)

Expenses and taxes payable	385.6	444.5	(13.3)
Reinsurance premiums payable	52.9	85.5	(38.1)

Total liabilities	4,720.2	5,001.4	(5.6)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive loss	(109.7)	(9.6)	N/M
Retained earnings	1,665.7	1,545.2	7.8

Total shareholder’s equity	1,730.2	1,709.8	1.2

Total liabilities and shareholder’s equity	$6,450.4	$6,711.2	(3.9)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$244.0	$105.6	$11.1	$360.7	$27.8	$53.6	$96.3	$59.7	$237.4	$0.3	$598.4

Net premiums earned	$237.2	$97.7	$9.6	$344.5	$27.4	$48.2	$84.1	$45.0	$204.7	$0.2	$549.4
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	139.6	43.5	3.1	186.2	20.5	25.5	33.4	13.7	93.1	—	279.3
Prior year loss and LAE reserve development (favorable) unfavorable	(13.7)	(3.7)	0.1	(17.3)	(7.3)	(4.0)	0.4	—	(10.9)	1.0	(27.2)
Pre-tax catastrophe losses	1.3	7.2	0.4	8.9	—	0.9	4.3	5.4	10.6	—	19.5
Loss adjustment expenses excluding prior year reserve development	29.2	9.7	0.6	39.5	3.9	4.2	14.0	3.2	25.3	0.1	64.9
Policy acquisition expenses and other underwriting expenses				102.5					83.3	—	185.8
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				24.7					3.2	(0.9)	27.0
Net investment income				26.8					26.2	3.0	56.0
Other income				3.3					4.1	5.7	13.1
Other operating expenses				(1.1)					(3.3)	(5.5)	(9.9)

Segment income before federal income taxes				$53.7					$30.2	$2.3	$86.2

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$231.3	$105.3	$11.1	$347.7	$28.7	$52.4	$89.7	$38.8	$209.6	$0.2	$557.5

Net premiums earned	$240.6	$102.7	$10.0	$353.3	$32.5	$48.1	$85.3	$30.4	$196.3	$0.2	$549.8
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	151.5	42.6	2.9	197.0	26.4	24.4	40.6	9.3	100.7	—	297.7
Prior year loss and LAE reserve development (favorable) unfavorable	(9.8)	1.0	(0.8)	(9.6)	(2.0)	(0.5)	(6.8)	2.5	(6.8)	0.5	(15.9)
Pre-tax catastrophe losses	0.7	3.4	0.3	4.4	—	0.2	2.0	0.4	2.6	—	7.0
Loss adjustment expenses excluding prior year reserve development	25.4	7.0	0.2	32.6	5.0	4.4	10.7	2.0	22.1	—	54.7
Policy acquisition expenses and other underwriting expenses				99.1					72.4	(0.2)	171.3
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting profit (loss)				29.8					5.1	(0.1)	34.8
Net investment income				25.2					24.9	1.3	51.4
Other income				3.7					2.9	5.6	12.2
Other operating expenses				(1.3)					(1.9)	(5.1)	(8.3)

Segment income before federal income taxes				$57.4					$31.0	$1.7	$90.1

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$496.0	$186.8	$19.5	$702.3	$63.3	$105.6	$189.2	$111.7	$469.8	$0.3	$1,172.4

Net premiums earned	$469.2	$195.7	$19.4	$684.3	$55.7	$95.9	$167.3	$86.9	$405.8	$0.2	$1,090.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	284.5	85.1	6.4	376.0	42.4	47.7	73.4	27.3	190.8	—	566.8
Prior year loss and LAE reserve development (favorable) unfavorable	(21.1)	(2.0)	(2.3)	(25.4)	(9.7)	(3.8)	(12.2)	(2.3)	(28.0)	1.3	(52.1)
Pre-tax catastrophe losses	1.4	10.8	0.4	12.6	—	1.2	5.5	7.5	14.2	—	26.8
Loss adjustment expenses excluding prior year reserve development	55.7	17.9	1.3	74.9	8.0	7.4	25.9	6.0	47.3	0.4	122.6
Policy acquisition expenses and other underwriting expenses				203.1					166.2	(0.3)	369.0
Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit (loss)				43.1					15.0	(1.2)	56.9
Net investment income				53.4					52.3	6.8	112.5
Other income				8.2					8.0	11.6	27.8
Other operating expenses				(2.0)					(6.1)	(11.2)	(19.3)

Segment income before federal income taxes				$102.7					$69.2	$6.0	$177.9

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$477.8	$186.3	$19.4	$683.5	$68.8	$102.6	$178.7	$72.1	$422.2	$0.2	$1,105.9

Net premiums earned	$487.9	$206.0	$19.9	$713.8	$64.7	$94.6	$168.2	$58.5	$386.0	$0.2	$1,100.0
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	319.2	91.3	6.7	417.2	50.1	48.8	80.3	21.1	200.3	—	617.5
Prior year loss and LAE reserve development (favorable) unfavorable	(13.3)	(4.8)	(1.0)	(19.1)	1.8	(0.4)	(11.5)	(1.6)	(11.7)	1.2	(29.6)
Pre-tax catastrophe losses	0.7	9.9	0.6	11.2	—	0.2	6.5	1.4	8.1	—	19.3
Loss adjustment expenses excluding prior year reserve development	51.1	12.4	0.7	64.2	10.2	8.2	20.6	4.2	43.2	0.1	107.5
Policy acquisition expenses and other underwriting expenses				198.7					145.7	(0.5)	343.9
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				41.6					(0.1)	(0.6)	40.9
Net investment income				50.1					49.5	2.6	102.2
Other income				7.6					6.2	11.3	25.1
Other operating expenses				(2.7)					(4.1)	(9.5)	(16.3)

Segment income before federal income taxes				$96.6					$51.5	$3.8	$151.9

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	58.9%	44.5%	32.3%	54.0%	74.8%	52.9%	39.7%	30.4%	45.5%	N/M	50.8%
Catastrophe losses	0.5%	7.4%	4.2%	2.6%	—	1.9%	5.1%	12.0%	5.2%	N/M	3.5%
Loss develop- ment	(6.2)%	(1.9)%	2.1%	(4.7)%	(23.4)%	(8.5)%	3.1%	(1.8)%	(4.3)%	N/M	(4.4)%

Total loss reserves	53.2%	50.0%	38.6%	51.9%	51.4%	46.3%	47.9%	40.6%	46.4%	N/M	49.9%
Loss adjustment expenses	12.7%	8.1%	5.2%	11.2%	10.9%	8.9%	14.0%	8.9%	11.3%	N/M	11.2%
Policy acquisition and other underwriting expenses				29.8%					40.7%	N/M	33.8%
Policyholders’ dividends				—					—	N/M	—

Combined				92.9%					98.4%	N/M	94.9%

Policies in force	2.5%	(3.0)%	(1.2)%	(0.3)%	(7.0)%	(4.4)%	(4.3)%	4.0%	(1.7)%	—	(0.5)%
Retention (1)	78.6%	83.5%	N/M	81.2%	78.3%	78.7%	83.6%	85.2%	82.1%

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	62.9%	41.4%	29.0%	55.8%	81.2%	50.7%	47.6%	30.6%	51.3%	N/M	54.1%
Catastrophe losses	0.3%	3.3%	3.0%	1.2%	—	0.4%	2.3%	1.3%	1.3%	N/M	1.3%
Loss develop- ment	(3.9)%	1.5%	(8.0)%	(2.5)%	(2.1)%	(0.8)%	(6.0)%	7.6%	(2.0)%	N/M	(2.2)%

Total loss reserves	59.3%	46.2%	24.0%	54.5%	79.1%	50.3%	43.9%	39.5%	50.6%	N/M	53.2%
Loss adjustment expenses	10.4%	6.3%	2.0%	9.0%	11.4%	8.9%	10.6%	7.2%	9.8%	N/M	9.3%
Policy acquisition and other underwriting expenses				28.0%					36.9%	N/M	31.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				91.5%					97.4%	N/M	93.7%

Policies in force	(11.7)%	(8.7)%	(6.9)%	(10.1)%	(1.2)%	(0.3)%	(1.5)%	2.1%	(0.1)%	—	(8.9)%
Retention (1)	78.8%	81.2%	N/M	80.1%	69.6%	84.3%	82.8%	84.0%	81.3%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	60.6%	43.5%	33.0%	54.9%	76.1%	49.7%	43.9%	31.4%	47.0%	N/M	52.0%
Catastrophe losses	0.3%	5.5%	2.1%	1.8%	—	1.3%	3.3%	8.6%	3.5%	N/M	2.5%
Loss develop- ment	(4.8)%	0.1%	(11.3)%	(3.6)%	(14.4)%	(4.2)%	(4.5)%	(3.6)%	(5.6)%	N/M	(4.2)%

Total loss reserves	56.1%	49.1%	23.8%	53.1%	61.7%	46.8%	42.7%	36.4%	44.9%	N/M	50.3%
Loss adjustment expenses	12.1%	8.0%	6.2%	10.8%	11.3%	7.9%	12.7%	7.8%	10.3%	N/M	10.7%
Policy acquisition and other underwriting expenses				29.7%					41.0%	N/M	33.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				93.6%					96.3%	N/M	94.8%

Policies in force	2.5%	(3.0)%	(1.2)%	(0.3)%	(7.0)%	(4.4)%	(4.3)%	4.0%	(1.7)%	—	(0.5)%
Retention (1)	78.6%	83.5%	N/M	81.2%	73.5%	77.6%	82.7%	82.5%	80.2%

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses and develop- ment	65.4%	44.3%	33.6%	58.5%	77.4%	51.6%	47.7%	36.1%	51.9%	N/M	56.1%
Catastrophe losses	0.1%	4.8%	3.0%	1.6%	—	0.2%	3.9%	2.4%	2.1%	N/M	1.8%
Loss develop- ment	(2.7)%	(1.7)%	(4.5)%	(2.5)%	7.0%	(0.4)%	(4.6)%	(3.1)%	(1.4)%	N/M	(2.0)%

Total loss reserves	62.8%	47.4%	32.1%	57.6%	84.4%	51.4%	47.0%	35.4%	52.6%	N/M	55.9%
Loss adjustment expenses	10.5%	5.4%	3.0%	8.8%	11.6%	8.7%	10.0%	7.5%	9.6%	N/M	9.1%
Policy acquisition and other underwriting expenses				27.8%					37.7%	N/M	31.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.2%					100.0%	N/M	96.3%

Policies in force	(11.7)%	(8.7)%	(6.9)%	(10.1)%	(1.2)%	(0.3)%	(1.5)%	2.1%	(0.1)%	—	(8.9)%
Retention (1)	78.8%	81.2%	N/M	80.1%	79.2%	81.9%	81.9%	84.9%	81.8%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended June 30			Six Months ended June 30
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$5.4	$5.5	(1.8)	$23.9	$24.6	(2.8)
Fees and other income	5.7	9.1	(37.4)	11.7	18.5	(36.8)
Net investment income	23.0	26.8	(14.2)	46.7	56.3	(17.1)

Total segment revenue	34.1	41.4	(17.6)	82.3	99.4	(17.2)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	19.6	21.0	(6.7)	51.8	57.4	(9.8)
Policy acquisition expenses	0.3	1.5	(80.0)	0.5	3.7	(86.5)
Other operating expenses	15.2	26.4	(42.4)	32.9	55.1	(40.3)

Total policy benefits, claims and operating expenses	35.1	48.9	(28.2)	85.2	116.2	(26.7)

Segment loss before federal income taxes	$(1.0)	$(7.5)	(86.7)	$(2.9)	$(16.8)	(82.7)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	June 30 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,397.2 and $1,789.8)	$1,364.8	$1,801.2	(24.2)
Equity securities, at fair value (cost of $0.5 and $1.7)	1.7	2.7	(37.0)
Mortgage loans	46.4	54.8	(15.3)
Policy loans	133.9	139.9	(4.3)
Other long-term investments	39.0	42.3	(7.8)

Total investments	1,585.8	2,040.9	(22.3)

Cash and cash equivalents	114.5	101.9	12.4
Accrued investment income	22.4	27.6	(18.8)
Premiums, accounts, and notes receivable, net	2.0	4.0	(50.0)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	366.3	391.0	(6.3)
Deferred policy acquistion costs	5.8	7.1	(18.3)
Deferred federal income tax asset	175.4	204.6	(14.3)
Other assets	88.9	91.2	(2.5)
Separate account assets	528.4	571.9	(7.6)

Total assets	$2,889.5	$3,440.2	(16.0)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,308.7	$1,336.1	(2.1)
Outstanding claims, losses and loss adjustment expenses	82.6	92.9	(11.1)
Unearned premiums	1.6	1.6	—
Contractholder deposit funds and other policy liabilities	186.4	251.7	(25.9)

Total policy liabilities and accruals	1,579.3	1,682.3	(6.1)

Expenses and taxes payable	406.8	518.2	(21.5)
Reinsurance premiums payable	4.3	6.5	(33.8)
Trust instruments supported by funding obligations	37.4	294.3	(87.3)
Separate account liabilities	528.4	571.9	(7.6)

Total liabilities	2,556.2	3,073.2	(16.8)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	684.9	684.9	—
Accumulated other comprehensive loss	(49.8)	(26.3)	89.4
Retained deficit	(306.8)	(296.6)	3.4

	333.3	367.0	(9.2)

Total liabilities and shareholder’s equity	$2,889.5	$3,440.2	(16.0)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	June 30 2006	December 31 2005	% Change	June 30 2006	December 31 2005	% Change
Insurance
Traditional life	$723.6	$760.2	(4.8)	$723.4	$760.0	(4.8)
Universal life	0.9	1.0	(10.0)	—	—	—
Variable universal life	29.4	32.9	(10.6)	—	—	—
Individual health	18.4	18.7	(1.6)	1.1	0.4	N/M

Total insurance	772.3	812.8	(5.0)	724.5	760.4	(4.7)

Annuities
Individual annuities	109.3	113.5	(3.7)	12.6	15.7	(19.7)
Group annuities	381.9	400.7	(4.7)	376.5	395.5	(4.8)

Total annuities	491.2	514.2	(4.5)	389.1	411.2	(5.4)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	5.0	30.3	(83.5)	5.0	30.3	(83.5)

Total general account reserves	$1,268.5	$1,357.3	(6.5)	$1,118.6	$1,201.9	(6.9)

Trust instruments supported by funding obligations	$37.4	$294.3	(87.3)	$37.4	$294.3	(87.3)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$66.1	$67.6	(2.2)	$66.1	$67.6	(2.2)
Variable individual annuities	364.6	405.5	(10.1)	364.6	405.5	(10.1)

Total individual	430.7	473.1	(9.0)	430.7	473.1	(9.0)
Group variable universal life	2.2	2.6	(15.4)	2.2	2.6	(15.4)
Group annuities	95.5	96.2	(0.7)	95.5	96.2	(0.7)

Total group	97.7	98.8	(1.1)	97.7	98.8	(1.1)

Total separate account liabilities (1)	$528.4	$571.9	(7.6)	$528.4	$571.9	(7.6)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with AFLIAC of $426.7 million and $465.7 million as of June 30, 2006 and December 31, 2005, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Six Months ended June 30, 2006
(In millions, except yields)	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$107.2	5.53%	$42.2	5.69%	$149.4	5.58%
Equity securities	0.8	—	—	—	0.8	—
Mortgages (2)	2.0	10.18%	1.9	7.95%	3.9	8.95%
All other	5.8	—	4.0	—	9.8	—
Investment expenses	(3.0)	—	(1.4)	—	(4.4)	—

Total	$112.8	5.35%	$46.7	5.20%	$159.5	5.31%

	Six Months ended June 30, 2005
	Property and Casualty (1)	Yield	Life Companies (3)	Yield	Total	Yield
Fixed maturities	$103.0	5.56%	$57.0	5.65%	$160.0	5.59%
Equity securities	0.4	—	—	—	0.4	—
Mortgages (2)	2.3	9.41%	2.8	9.17%	5.1	9.28%
All other	(1.2)	—	(0.6)	—	(1.8)	—
Investment expenses	(2.2)	—	(2.9)	—	(5.1)	—

Total	$102.3	5.38%	$56.3	4.79%	$158.6	5.15%

(1)	Includes purchase accounting adjustments of $1.6 million for the six months ended June 30, 2006 and 2005. Also includes corporate eliminations of $0.1 million and $0.3 million for the six months ended June 30, 2006 and 2005, respectively.
(2)	Excluding mortgage prepayment fees totalling $0.4 million and $0.7 million for the six months ended June 30, 2006 and 2005, respectively, mortgage yields are 8.36% for Property and Casualty, 7.95% for Life Companies and 8.13% in Total for the six months ended June 30, 2006 and 8.15% for Property and Casualty, 7.98% for Life Companies and 8.06% in Total for the six months ended June 30, 2005.
(3)	Excludes AFLIAC discontinued operations of $41.1 million for the six months ended June 30, 2005.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended June 30
	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
(In millions)	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$4.0	$1.5	$5.5	$3.0	$2.8	$5.8
Other than temporary impairments	(0.4)	(1.5)	(1.9)	(1.3)	(0.1)	(1.4)
Other	(0.1)	(0.6)	(0.7)	(0.8)	0.6	(0.2)

Net realized investment gains (losses)	$3.5	$(0.6)	$2.9	$0.9	$3.3	$4.2

	Six Months ended June 30
	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$15.8	$0.1	$15.9	$3.2	$15.8	$19.0
Other than temporary impairments	(2.6)	(4.1)	(6.7)	(3.0)	(0.5)	(3.5)
Other	(0.1)	(0.6)	(0.7)	(0.7)	1.4	0.7

Net realized investment gains (losses)	$13.1	$(4.6)	$8.5	$(0.5)	$16.7	$16.2

(1)	Includes corporate eliminations of $(1.6) million and $0.7 million for the quarters ended June 30, 2006 and 2005, respectively and corporate eliminations of $3.6 million and $0.7 million for the six months ended June 30, 2006 and 2005, respectively.
(2)	Excludes discontinued operations of $(0.2) million for the quarter ended June 30, 2005 and discontinued operations of $8.0 million for the six months ended June 30, 2005.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

	June 30, 2006
	Gross Unrealized Losses			Fair Value
(In millions)	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$78.6	$34.8	$113.4	$2,395.0	$729.1	$3,124.1
Greater than 12 months	30.1	14.0	44.1	464.5	223.2	687.7

Total investment grade fixed maturities	108.7	48.8	157.5	2,859.5	952.3	3,811.8

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	8.5	1.2	9.7	189.3	36.2	225.5
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	8.5	1.2	9.7	189.3	36.2	225.5
Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$117.2	$50.0	$167.2	$3,048.8	$988.5	$4,037.3

	December 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$24.5	$14.2	$38.7	$1,571.7	$764.0	$2,335.7
Greater than 12 months	18.0	8.7	26.7	404.1	191.7	595.8

Total investment grade fixed maturities	42.5	22.9	65.4	1,975.8	955.7	2,931.5

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.2	2.8	9.0	134.4	36.9	171.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.2	2.8	9.0	134.4	36.9	171.3
Equity securities	—	0.1	0.1	—	1.4	1.4

Total fixed maturities and equity securities	$48.7	$25.8	$74.5	$2,110.2	$994.0	$3,104.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

		June 30, 2006
(In millions)	Rating Agency Equivalent Designation	Amortized Cost			Fair Value
NAIC Designation		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,978.2	$906.0	$3,884.2	$2,909.6	$876.5	$3,786.1
2	Baa	817.5	417.3	1,234.8	790.6	412.3	1,202.9
3	Ba	115.8	32.6	148.4	112.1	32.9	145.0
4	B	111.9	32.0	143.9	110.4	32.3	142.7
5	Caa and lower	47.4	8.1	55.5	46.8	8.1	54.9
6	In or near default	0.5	1.2	1.7	1.5	2.7	4.2

Total fixed maturities		$4,071.3	$1,397.2	$5,468.5	$3,971.0	$1,364.8	$5,335.8

		December 31, 2005
	Rating Agency Equivalent Designation	Amortized Cost			Fair Value
NAIC Designation		Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,779.9	$1,111.3	$3,891.2	$2,787.3	$1,108.7	$3,896.0
2	Baa	850.5	580.3	1,430.8	848.8	591.6	1,440.4
3	Ba	96.2	56.2	152.4	95.6	56.7	152.3
4	B	114.8	37.4	152.2	114.1	37.6	151.7
5	Caa and lower	47.9	7.6	55.5	53.4	9.4	62.8
6	In or near default	1.9	1.9	3.8	3.0	2.0	5.0

Total fixed maturities		$3,891.2	$1,794.7	$5,685.9	$3,902.2	$1,806.0	$5,708.2

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and develop- ment	58.9%	44.6%	32.0%	54.1%	76.2%	52.8%	39.8%	30.4%	45.6%	N/M	50.9%
Catastrophe losses	0.5%	7.7%	4.1%	2.7%	—	1.9%	5.2%	12.2%	5.3%	N/M	3.6%
Loss develop- ment	(6.2)%	(1.9)%	2.1%	(4.7)%	(23.8)%	(8.5)%	3.1%	(1.8)%	(4.3)%	N/M	(4.4)%

Total loss reserves	53.2%	50.4%	38.2%	52.1%	52.4%	46.2%	48.1%	40.8%	46.6%	N/M	50.1%
Loss adjustment expenses	12.7%	8.2%	5.2%	11.2%	11.2%	8.9%	14.0%	8.7%	11.3%	N/M	11.3%
Policy acquisition and other underwriting expenses				29.3%					37.9%	N/M	32.7%
Policyholders’ dividends				—					0.3%	N/M	0.1%

Combined				92.6%					96.1%	N/M	94.2%

	Quarter ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and develop- ment	62.9%	41.4%	28.6%	55.8%	81.2%	50.3%	47.6%	30.7%	51.3%	N/M	54.1%
Catastrophe losses	0.3%	3.3%	2.0%	1.2%	—	0.2%	2.5%	2.0%	1.4%	N/M	1.3%
Loss develop- ment	(3.9)%	1.5%	(8.2)%	(2.5)%	(2.1)%	(0.8)%	(6.0)%	7.6%	(2.0)%	N/M	(2.2)%

Total loss reserves	59.3%	46.2%	22.4%	54.5%	79.1%	49.7%	44.1%	40.3%	50.7%	N/M	53.2%
Loss adjustment expenses	10.5%	6.2%	3.1%	9.0%	11.3%	9.1%	10.4%	6.9%	9.7%	N/M	9.3%
Policy acquisition and other underwriting expenses				28.1%					36.4%	N/M	31.2%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				91.6%					96.9%	N/M	93.7%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Six Months ended June 30, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and develop- ment	60.6%	43.5%	32.8%	55.0%	77.9%	49.7%	43.8%	31.4%	47.1%	N/M	52.0%
Catastrophe losses	0.3%	5.7%	2.1%	1.9%	—	1.3%	3.3%	8.7%	3.6%	N/M	2.5%
Loss develop- ment	(4.8)%	—	(11.3)%	(3.6)%	(14.7)%	(4.2)%	(4.5)%	(3.6)%	(5.6)%	N/M	(4.2)%

Total loss reserves	56.1%	49.2%	23.6%	53.3%	63.2%	46.8%	42.6%	36.5%	45.1%	N/M	50.3%
Loss adjustment expenses	12.2%	8.0%	6.2%	10.8%	11.6%	7.9%	12.7%	7.7%	10.4%	N/M	10.7%
Policy acquisition and other underwriting expenses				29.6%					38.0%	N/M	33.0%
Policyholders’ dividends				—					0.3%	N/M	0.1%

Combined				93.7%					93.8%	N/M	94.1%

	Six Months ended June 30, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and develop- ment	65.4%	44.3%	33.6%	58.4%	77.7%	51.5%	47.7%	36.1%	51.9%	N/M	56.1%
Catastrophe losses	0.2%	4.8%	3.0%	1.6%	N/M	0.2%	3.9%	2.4%	2.1%	N/M	1.8%
Loss develop- ment	(2.7)%	(1.7)%	(4.5)%	(2.5)%	7.0%	(0.4)%	(4.6)%	(3.1)%	(1.4)%	N/M	(2.0)%

Total loss reserves	62.9%	47.4%	32.1%	57.5%	84.7%	51.3%	47.0%	35.4%	52.6%	N/M	55.9%
Loss adjustment expenses	10.5%	5.4%	3.0%	8.9%	11.6%	8.7%	10.0%	7.4%	9.5%	N/M	9.1%
Policy acquisition and other underwriting expenses				27.9%					35.9%	N/M	30.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				94.3%					98.1%	N/M	95.9%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q2 06	Q1 06	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$53.7	$49.0	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	30.2	39.0	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	2.3	3.7	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	86.2	91.7	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(1.0)	(1.9)	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$75.3	$79.8	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(23.6)	(23.6)	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$51.7	$56.2	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	—	—	2.3	—	—	2.3	—
Federal income tax settlement	—	—	9.5	9.5	—	—	—
Net realized investment gains (losses), net of amortization	3.6	5.8	18.6	5.7	(2.0)	3.6	11.3
Gains (losses) on derivative instruments	0.1	—	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(0.6)	(0.3)	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(1.1)	(1.7)	(5.6)	(7.2)	5.8	(1.5)	(2.7)

Income (loss) from continuing operations	53.7	60.0	76.5	84.4	(105.4)	57.1	40.4
Income from discontinued variable life insurance and annuity business, net of taxes	—	—	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(2.8)	(20.1)	(444.4)	30.2	(474.6)	—	—

Income (loss) before cumulative effect of accounting change	50.9	39.9	(325.2)	118.7	(562.4)	72.0	46.5
Cumulative effect of change in accounting principle, net of taxes	—	0.6	—	—	—	—	—

NET INCOME (LOSS)	$50.9	$40.5	$(325.2)	$118.7	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.04	$1.12	$1.42	$1.56	$(1.97)	$1.06	$0.75
(LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(0.05)	$(0.38)	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
NET INCOME (LOSS)	$0.99	$0.75	$(6.02)	$2.19	$(10.51)	$1.34	$0.86

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.6	53.6	54.0	54.2	53.5	53.9	53.8

BALANCE SHEET
Total investments	$5,601.4	$5,841.8		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets	$528.4	$564.0		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets	$9,689.1	$10,156.8		$10,634.0	$21,647.1	$21,846.6	$22,167.8
Total shareholders’ equity	$1,770.0	$1,843.0		$1,951.3	$1,867.7	$2,490.5	$2,325.2
Book value per share	$34.77	$35.35		$36.30	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income	$38.46	$37.77		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	198.0	73.6	36.7	49.1	38.6
Life Companies	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax expense on segment income	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment income after federal income taxes	$109.2	$42.3	$20.1	$26.0	$20.8

Federal income tax settlement	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization	16.1	3.7	(5.5)	6.8	11.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations	(0.2)	0.1	2.9	—	(3.2)
Gains on derivative instruments	1.3	0.9	0.1	0.3	—
Restructuring costs	(8.5)	(2.7)	(0.3)	(2.2)	(3.3)
Federal income tax (expense) benefit on non-segment income	(3.0)	(0.9)	0.5	(1.9)	(0.7)

Income from continuing operations	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	37.2	19.6	(0.1)	3.2	14.5

Income before cumulative effect of accounting change	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	(57.2)

NET INCOME	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$2.71	$0.81	$0.33	$0.54	$1.02
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.69	$0.37	$—	$0.06	$0.27
NET INCOME	$2.34	$1.18	$0.33	$0.60	$0.23

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No. 131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2006
Quarter Ended	Price Range		Dividends Per Share
	High	Low
March 31	$53.12	$42.98	—
June 30	$54.11	$43.17	—
September 30
December 31

	2005
Quarter Ended	Price Range		Dividends Per Share
	High	Low
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31	$42.03	$37.20	0.25

INDUSTRY RATINGS AS OF July 31, 2006

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.	bbb-	BB+	Ba1
Senior Debt
The Hanover Insurance Group, Inc.	bb	B+	Ba2
Capital Securities
The Hanover Insurance	—	—	NP
Company Short Term Debt

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

Kenneth Popeleski

Director, Investor Relations

(508) 855-4022

kpopeleski@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com